PAYROLL AND SOCIAL SECURITY TAXES PAYABLE (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Current
Provision for vacation, bonus and others	$ 177,631	$ 170,010
Social security tax	43,199	41,763
Salaries	16,849	7,774
Cash-settled scheme	1,157	1,709
Directors fees	180	120
Other	424	467
TOTAL	239,440	221,843
Non current
Provision for vacation, bonus and others	4,363	3,193
Cash-settled scheme	824	1,946
TOTAL	$ 5,187	$ 5,139